Statement of Operations	5 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
Operating expenses
General and administrative expenses	$ 330,420
General and administrative expenses – related party	30,000
Total operating expenses	(360,420)
Net gain from cash equivalents held in Trust Account	7,974
Net loss	$ (352,446)
Weighted average shares outstanding of Class A ordinary shares subject to possible redemption, basic and diluted (in Shares) | shares	35,001,205
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption (in Dollars per share) | $ / shares
Weighted average shares outstanding of non-redeemable ordinary shares, basic and diluted (in Shares) | shares	9,819,148
Basic and diluted net loss per share, non-redeemable ordinary shares (in Dollars per share) | $ / shares	$ (0.04)